Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated February 21, 2020, relating to the financial statements and financial highlights, which appears in Western Asset Global High Yield Bond Fund's Annual Report on Form N-CSR for the year ended December 31, 2019. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements" and "Financial highlights" in such Registration Statement.

Baltimore, Maryland

April 22, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated February 21, 2020, relating to the financial statements and financial highlights, which appears in Western Asset Short-Term Bond Fund's Annual Report on Form N-CSR for the year ended December 31, 2019. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements" and "Financial highlights" in such Registration Statement.

Baltimore, Maryland

April 22, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated February 24, 2020, relating to the financial statements and financial highlights, which appears in Western Asset Mortgage Total Return Fund's Annual Report on Form N-CSR for the year ended December 31, 2019. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements" and "Financial highlights" in such Registration Statement.

Baltimore, Maryland

April 22, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated February 21, 2020, relating to the financial statements and financial highlights, which appears in Western Asset Corporate Bond Fund's Annual Report on Form N-CSR for the year ended December 31, 2019. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements" and "Financial highlights" in such Registration Statement.

Baltimore, Maryland

April 22, 2020